UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(442) 287-8990

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on May 1, 2020, Lineage Cell Therapeutics, Inc. (“Lineage”) entered into a Controlled Equity OfferingSM Sales Agreement (“Sales Agreement”) with Cantor Fitzgerald & Co. as sales agent, to sell its common shares (“ATM Shares”) from time to time through an “at the market offering” program.

On March 5, 2021, Lineage filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of $25 million of ATM Shares through an “at the market offering” program under the Sales Agreement (“Prior ATM”). As of December 21, 2021, $14,132,516 remains unsold under the Prior ATM. No further sales will be made under the Prior ATM.

On December 21, 2021, Lineage filed a prospectus supplement with the SEC in connection with the offer and sale of up to $64,133,000 of ATM Shares under the Sales Agreement (“New ATM”). The $64,133,000 of ATM Shares that may be issued under the New ATM are registered pursuant to Lineage’s effective shelf registration statement on Form S-3 (File No. 333-237975), which was filed with the SEC on May 1, 2020 and declared effective on May 8, 2020 (the “May 2020 Registration Statement”), and Lineage’s effective shelf registration statement on Form S-3 (File No. 333-254167), which was filed with the SEC on March 5, 2021 and declared effective on March 19, 2021 (the “March 2021 Registration Statement”). The Sales Agreement was filed as an exhibit to the May 2020 Registration Statement. This Current Report on Form 8-K also incorporates by reference the Sales Agreement into the March 2021 Registration Statement.

The legal opinion of Cooley LLP relating to the ATM Shares being offered in connection with the New ATM is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Controlled Equity OfferingSM Sales Agreement, dated May 1, 2020, between Cantor Fitzgerald & Co. and Lineage Cell Therapeutics, Inc. (incorporated by reference to Exhibit 1.2 to the May 2020 Registration Statement).
5.1	Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date: December 21, 2021	By:	/s/ George A. Samuel III
	Name:	George A. Samuel III
	Title:	General Counsel and Corporate Secretary